UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2024

NEVRO CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36715	56-2568057
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Bridge Parkway
Redwood City, California		94065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 251-0005

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVRO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2024, Nevro Corp. (“Nevro” or the “Company”) issued a press release relating to its financial results for the three months ended September 30, 2024. The full text of the press release is furnished herewith as Exhibit 99.1.

The Company also hosted a conference call and webcast on November 11, 2024 to discus its results for the three months ended September 30, 2024 and its full-year 2024 guidance. Supplemental slides referenced during the conference call and webcast were available on the Company’s website for viewing by participants. A transcript of the conference call and webcast together with the supplemental slides are furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As noted in Item 2.02 of this report, the Company hosted a conference call and webcast on November 11, 2024, to discuss the Company’s financial results for the three months ended September 30, 2024, and full-year 2024 guidance as reported in the Company’s November 11, 2024 press release. A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback, is furnished herewith as Exhibit 99.1. A transcript of the conference call and webcast together with supplemental slides referenced during the conference call and webcast are furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

* * * *

The information furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 and Item 7.01 above, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated November 11, 2024.
99.2	Supplemental slides referenced during fiscal 2024 third quarter earnings call of Nevro Corp.
99.3	Transcript of fiscal 2024 third quarter earnings call of Nevro Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVRO CORP.

Date:	November 14, 2024	By:	/s/ Roderick H. MacLeod
Roderick H. MacLeod Chief Financial Officer